UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2017

Oncolix, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-192405	46-3046340
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14405 Walters Road, Suite 780 Houston, TX	77014
(address of principal executive offices)	(zip code)

281-402-3167
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Oncolix, Inc. (the “Company”) has prepared a PowerPoint presentation attached hereto as Exhibit 99.1 which is incorporated herein by reference.

The information set forth in this Current Report on Form 8-K is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing. This Item 7.01 on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report that is required to be disclosed solely by Regulation FD.

Use of Non-GAAP Financial Measures; Forward-looking statements

This Current Report on Form 8-K and the PowerPoint presentation described above may contain forward‐looking statements about the business, financial condition and prospects of the Company. Forward-looking statements can be identified by the use of forward-looking terminology such as “believes,” “projects,” “expects,” “may,” “goal,” “estimates,” “should,” “plans,” “targets,” “intends,” “could,” or “anticipates,” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Forward-looking statements relate to anticipated or expected events, activities, trends or results from operations. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. The forward-looking statements contained in the PowerPoint presentation described above speak only as of the date of the material, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in the material described above. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan. U.S. Investors are urged to consider closely the disclosures in our Forms S-1, 10-Q, 8-K and other filings with the SEC, which can be electronically accessed from the SEC's website at http://www.sec.gov/.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	PowerPoint presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oncolix, Inc.

Date: October 11, 2017	By:	/s/ Michael T. Redman
Michael T. Redman
President and Chief Executive Officer

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